CONTINGENCIES	12 Months Ended
Jun. 30, 2015
CONTINGENCIES

NOTE 18 — CONTINGENCIES

Patent and Intellectual Property Claims

Motorola litigation

In October 2010, Microsoft filed patent infringement complaints against Motorola Mobility (“Motorola”) with the International Trade Commission (“ITC”) and in U.S. District Court in Seattle for infringement of nine Microsoft patents by Motorola’s Android devices. Microsoft and Motorola have filed additional claims against each other with the ITC, in federal district courts in Seattle, Wisconsin, Florida, and California, and in courts in Germany. The nature of the claims asserted and status of individual matters are summarized below.

International Trade Commission

In 2012, the ITC issued a limited exclusion order against Motorola on one Microsoft patent, which was affirmed on appeal. In 2013, Microsoft filed an action in U.S. District Court in Washington, D.C. seeking an order to compel enforcement of the ITC’s 2012 import ban against infringing Motorola products by the Bureau of Customs and Border Protection (“CBP”), after learning that CBP had failed to fully enforce the order.

In 2010, Motorola filed an action against Microsoft with the ITC alleging infringement of five Motorola patents by Xbox consoles and accessories and seeking an exclusion order to prohibit importation of the allegedly infringing Xbox products. At Motorola’s request, the ITC terminated its investigation of four Motorola patents. In 2013, the ITC affirmed there was no violation of the remaining Motorola patent. Motorola appealed the ITC’s decision to the U.S. Court of Appeals for the Federal Circuit.

U.S. District Court

The Seattle District Court case filed in October 2010 by Microsoft as a companion to Microsoft’s ITC case against Motorola was stayed pending the outcome of the ITC case.

In November 2010, Microsoft sued Motorola for breach of contract in U.S. District Court in Seattle, alleging that Motorola breached its commitments to standards-setting organizations to license to Microsoft certain patents on reasonable and non-discriminatory (“RAND”) terms and conditions. Motorola has declared these patents essential to the implementation of the H.264 video standard and the 802.11 Wi-Fi standard. In the Motorola ITC case described above and in suits described below, Motorola or a Motorola affiliate subsequently sued Microsoft on those patents in U.S. District Courts, in the ITC, and in Germany. In 2012, the Seattle District Court granted a partial summary judgment in favor of Microsoft ruling that (1) Motorola had committed to standards organizations to license its declared-essential patents on RAND terms and conditions; and (2) Microsoft is a third-party beneficiary of those commitments. After trial, the Seattle District Court set per unit royalties for Motorola’s H.264 and 802.11 patents, which resulted in an immaterial Microsoft liability. In 2013, following trial of Microsoft’s breach of contract claim, a jury awarded $14.5 million in damages to Microsoft. Motorola appealed with respect to both the Court’s determination of royalties due Motorola and the jury’s award of damages against Motorola; in July 2015 the U.S. Court of Appeals for the Ninth Circuit affirmed the trial court’s judgment in all respects.

Cases filed by Motorola in Wisconsin, California, and Florida, with the exception of one case in Wisconsin initially stayed and later dismissed without prejudice (a companion case to Motorola’s ITC action), have been transferred to the U.S District Court in Seattle. Motorola and Microsoft both seek damages as well as injunctive relief. The court has stayed these cases in Seattle on agreement of the parties.

•

In the transferred cases, Motorola asserts 15 patents are infringed by a range of Microsoft products including mobile and PC operating system, productivity, server, communication, browser and gaming products.

•

In the Motorola action originally filed in California, Motorola asserts Microsoft violated antitrust laws in connection with Microsoft’s assertion of patents against Motorola that Microsoft agreed to license to certain qualifying entities on RAND terms and conditions.

•	In counterclaims, Microsoft asserts 14 patents are infringed by Motorola Android devices and certain Motorola digital video recorders.

Germany

In 2011, Motorola filed patent infringement actions in Germany against Microsoft and several Microsoft subsidiaries.

•

Motorola asserts two patents (both now expired) are essential to implementation of the H.264 video standard, and Motorola alleges that H.264 capable products including Xbox 360, Windows 7, Media Player, and Internet Explorer infringe those patents. In 2012, the court issued an injunction relating to all H.264 capable Microsoft products in Germany, which Microsoft appealed. Orders in the litigation pending in Seattle, Washington described above enjoin Motorola from enforcing the German injunction.

•

Motorola asserts that one patent covers certain syncing functionality in the ActiveSync protocol employed by Windows Phone 7, Outlook Mobile, Hotmail Mobile, Exchange Online, Exchange Server, and Hotmail Server. In 2013, the court stayed the case pending the outcome of parallel proceedings in which Microsoft is seeking to invalidate the patent. In 2013, the Federal Patent Court invalidated the originally issued patent claims, but ruled that certain new amended claims were patentable. Both Motorola and Microsoft appealed. In June 2014, the court reopened infringement proceedings, which are currently stayed.

•	Microsoft may be able to mitigate the adverse impact of any injunction by altering its products to avoid Motorola’s infringement claims.

•	Any damages would be determined in separate proceedings.

In lawsuits Microsoft filed in Germany in 2011 and 2012, Microsoft asserts that Motorola Android devices infringe Microsoft patents and is seeking damages and injunctions. In 2012, regional courts in Germany issued injunctions on three of the Microsoft patents, which Motorola appealed. One judgment has been affirmed on appeal (and Motorola has further appealed), and the other two appeals are pending (in one of these two cases the asserted patent has expired). An additional infringement proceeding is still pending in the court of first instance. In actions filed separately by Motorola to invalidate these patents, the Federal Patent Court in 2013 and 2014 held the Microsoft patents invalid, and Microsoft appealed. For the cases in which Microsoft obtained injunctions, if Motorola were to prevail following all appeals, Motorola could have a claim against Microsoft for damages caused by an erroneously granted injunction.

IPCom patent litigation

IPCom GmbH & Co. (“IPCom”) is a German company that holds a large portfolio of mobile technology-related patents spanning about 170 patent families and addressing a broad range of cellular technologies. IPCom has asserted 19 of these patents in litigation against Nokia and many of the leading cell phone companies and operators. In November 2014, Microsoft and IPCom entered into a standstill agreement staying all of the pending litigation against Microsoft to permit the parties to pursue settlement discussions.

InterDigital patent litigation

InterDigital Technology Corporation and InterDigital Communications Corporation (collectively, “IDT”) filed four patent infringement cases against Nokia in the ITC and in U.S. District Court for the District of Delaware between 2007 and 2013. We have been added to these cases as a defendant. IDT has cases pending against other defendants based on the same patents because most of the patents at issue allegedly relate to 3G and 4G wireless communications standards essential functionality. The cases involving us include three ITC investigations where IDT is seeking an order excluding importation of 3G and 4G phones into the U.S. and one active case in U.S. District Court in Delaware seeking an injunction and damages. The ITC issued a finding of no violation relating to two of the investigations, which IDT appealed. In February 2015, the U.S. Court of Appeals for the Federal Circuit affirmed one of the ITC’s findings; the other has been stayed. In the third ITC action the administrative law judge (“ALJ”) issued a determination finding: (1) infringement; (2) evidence of “reverse hold-up;” and (3) the public interest does not preclude issuance of an exclusion order. The ITC is reviewing the ALJ’s initial determination. The trial in the Delaware case is scheduled for November 2015.

European copyright levies

We assumed from Nokia all potential liability due to Nokia’s alleged failure to pay “private copying levies” in various European countries based upon sale of memory cards and mobile phones that incorporate blank memory. The levies are based upon a 2001 European Union (“EU”) Directive establishing a right for end users to make copies of copyrighted works for personal or private use, but also allowing the collection of levies based upon sales of blank media or recording devices to compensate copyright holders for private copying. Various collecting societies in EU countries initiated litigation against Nokia, stating that Nokia must pay levies not only based upon sales of blank memory cards, but also phones that include blank memory for data storage on the phones, regardless of actual usage of that memory. The most significant cases against Nokia are pending in Germany and Austria, due to both the high volume of sales and high levy amounts sought in these countries. Since April 2015, we and other major manufacturers have been engaged in settlement negotiations with the German collecting society, with the aim of concluding negotiations by October 2015.

Other patent and intellectual property claims

In addition to these cases, there are approximately 70 other patent infringement cases pending against Microsoft.

Antitrust, Unfair Competition, and Overcharge Class Actions

A large number of antitrust and unfair competition class action lawsuits were filed against us in various state, federal, and Canadian courts on behalf of various classes of direct and indirect purchasers of our PC operating system and certain other software products between 1999 and 2005.

We obtained dismissals or reached settlements of all claims made in the U.S. Under the settlements, generally class members can obtain vouchers that entitle them to be reimbursed for purchases of a wide variety of platform-neutral computer hardware and software. The total value of vouchers that we may issue varies by state. We will make available to certain schools a percentage of those vouchers that are not issued or claimed (one-half to two-thirds depending on the state). The total value of vouchers we ultimately issue will depend on the number of class members who make claims and are issued vouchers. We estimate the total remaining cost of the settlements is approximately $200 million, all of which had been accrued as of June 30, 2015.

Three similar cases pending in British Columbia, Ontario, and Quebec, Canada have not been settled. In 2010, the court in the British Columbia case certified it as a class action. After the British Columbia Court of Appeal dismissed the case, in 2013 the Canadian Supreme Court reversed the appellate court and reinstated part of the British Columbia case, which is now scheduled for trial in 2016. The other two cases are inactive.

Other Antitrust Litigation and Claims

GO Computer litigation

In June 2005, GO Computer Inc. and co-founder Jerry Kaplan filed a complaint in California state court asserting antitrust claims under the Cartwright Act related to the business of the former GO Corporation in the early 1990s and its successor in interest, Lucent Corporation in the early 2000s. All claims prior to June 2001 have been dismissed with prejudice as barred by the statute of limitations. The case is moving forward with discovery, and a trial is set for September 2015.

China State Administration for Industry and Commerce investigation

In July 2014, Microsoft was informed that China’s State Administration for Industry and Commerce (“SAIC”) had begun a formal investigation relating to China’s Anti-Monopoly Law, and the SAIC conducted onsite inspections of Microsoft offices in Beijing, Shanghai, Guangzhou, and Chengdu. SAIC has stated the investigation relates to compatibility, bundle sales, and file verification issues related to Windows and Office software.

Product-Related Litigation

U.S. cell phone litigation

Nokia, along with other handset manufacturers and network operators, is a defendant in 19 lawsuits filed in the Superior Court for the District of Columbia by individual plaintiffs who allege that radio emissions from cellular handsets caused their brain tumors and other adverse health effects. We have assumed responsibility for these claims as part of the NDS acquisition and have been substituted for the Nokia defendants. Nine of these cases were filed in 2002 and are consolidated for certain pre-trial proceedings; the remaining 10 cases are stayed. In a separate 2009 decision, the Court of Appeals for the District of Columbia held that adverse health effect claims arising from the use of cellular handsets that operate within the U.S. Federal Communications Commission radio frequency emission guidelines (“FCC Guidelines”) are pre-empted by federal law. The plaintiffs allege that their handsets either operated outside the FCC Guidelines or were manufactured before the FCC Guidelines went into effect. The lawsuits also allege an industry-wide conspiracy to manipulate the science and testing around emission guidelines.

In September 2013, defendants in the consolidated cases moved to exclude plaintiffs’ expert evidence of general causation on the basis of flawed scientific methodologies. In March 2014, defendants filed a separate motion to preclude plaintiffs’ general causation testimony. In August 2014, the court granted in part defendants’ motion to exclude plaintiffs’ general causation experts. The plaintiffs filed an interlocutory appeal. In December 2014, the District of Columbia Court of Appeals agreed to hear en banc defendants’ interlocutory appeal challenging the standard for evaluating expert scientific evidence. Trial court proceedings are stayed pending resolution of the appeal.

Canadian cell phone class action

Nokia, along with other handset manufacturers and network operators, is a defendant in a 2013 class action lawsuit filed in the Supreme Court of British Columbia by a purported class of Canadians who have used cellular phones for at least 1,600 hours, including a subclass of users with brain tumors. Microsoft was served with the complaint in June 2014 and has been substituted for the Nokia defendants. The litigation is not yet active as several defendants remain to be served.

Other

We also are subject to a variety of other claims and suits that arise from time to time in the ordinary course of our business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our consolidated financial statements, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

As of June 30, 2015, we accrued aggregate legal liabilities of $614 million in other current liabilities and $20 million in other long-term liabilities. While we intend to defend these matters vigorously, adverse outcomes that we estimate could reach approximately $1.6 billion in aggregate beyond recorded amounts are reasonably possible. Were unfavorable final outcomes to occur, there exists the possibility of a material adverse impact on our consolidated financial statements for the period in which the effects become reasonably estimable.